INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The income before provision for taxes consists of income earned in Canada. The Manager does not currently carry a provision for taxes as there is no tax obligation on current period net income. The Manager's equity-accounted investment in the Company is expected to be realized through non-taxable dividends. Accordingly, no tax provision has been recorded.
The Manager's effective income tax rate is different from the Manager's statutory income tax rate due to the following differences set out below:

FOR THE YEAR ENDED DECEMBER 31, 2023 AND FOR THE PERIOD JULY 4, 2022 TO DECEMBER 31, 2022	2023	2022
Statutory income tax rate	27%	27%
(Reduction) increase in rate resulting from:
Non-taxable amounts	(28)%	(27)%
Valuation allowance	1%	—%
Effective income tax rate	—%	—%
A summary of the tax effects of the temporary differences is as follows:

AS AT DECEMBER 31, (MILLIONS)	2023	2022
Losses (Canada)	$2	$—
Valuation allowance	(2)	—
Deferred income tax assets	$—	$—
As of December 31, 2023 and December 31, 2022, the Manager did not have any material unrecognized tax benefits related to uncertain tax positions.
The Manager files its tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the company is subject to examination by Canadian and foreign tax authorities. As of December 31, 2023, no tax returns are subject to examination.